EXHIBIT 10.1

22 December 2010
The Directors Royal Wolf Australia Group Suite 203, Level 2 22-28 Edgeworth David Ave Hornsby NSW 2077

Dear Sirs,

Further to our recent discussions we are pleased to enclose our Variation Letter (in duplicate) which documents the changes to your facilities.

Please note that the Variation Letter constitutes a variation to the terms and conditions that have been established in our Letter of Offer documentation and the subsequent Variation and Annual Review letters that we have issued to you.

We also enclose a covering Customer Information Sheet which details the steps you need to take to accept the Variation Letter.

To accept the changes to your facilities please sign and return the duplicate copy of the Variation Letter. Please retain the Variation Letter for your file.

To accept the Variation Letter please sign a copy of the Variation Letter and return it to me. Please note that this offer expires on 20 January 2011.

If you do not accept the Variation Letter within the offer period, the arrangements for the facilities that we are currently making available to you, including the conditions on which those facilities are being made available, continue.

If you have any questions, please don’t hesitate to contact me on (02) 9227 1468.

Yours faithfully,

Chris Chase
Relationship Manager

CUSTOMER INFORMATION SHEET

This information sheet is attached to assist you in completing the steps necessary to accept our offer and satisfy those things required by us before we will make the facilities available.

If you have any concerns about what is required please discuss these with your ANZ Manager.

NOTE:	If there is any inconsistency between this Customer Information Sheet and any other documents which you have received from us, those other documents prevail.

To accept our offer:

☐	SIGN the acceptance in the attached duplicate letter where indicated on page 15.

☐	Ensure the Corporate Surety Acknowledgment on page 16 of the letter is signed.

☐	RETURN the signed letter and all other required documents, as listed below, to us at our address shown in the letter by 20 January 2011.

Other documents attached which are required to be executed and returned with the accepted Variation Letter or prior to facilities being drawn:

☐	Certificate of Value and Location of Assets

☐	Authorised Representative Certificate

☐	Direct Debit Request Form

☑ Tick when completed.

VARIATION LETTER

TO

Royal Wolf Australia Group
(AS DEFINED IN THE CUSTOMER GROUP SCHEDULE)

DATED 22 December 2010

Australia and New Zealand Banking Group Limited ABN 11 005 357 522

CUSTOMER GROUP SCHEDULE

For the purpose of this Variation Letter the following entities are collectively known as Royal Wolf Australia Group or Group:

•	GFN Australasia Holdings Pty Ltd ACN 121 226 793

•	GFN Australasia Finance Pty Ltd ACN 121 227 790

•	RWA Holdings Pty Ltd ACN 106 913 964

•	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

•	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

“You” is a reference to the Group members individually and collectively.

22 December 2010
The Directors Royal Wolf Australia Group Suite 203, Level 2 22-28 Edgeworth David Ave Hornsby NSW 2077

Dear Sirs,

VARIATION LETTER

 Royal Wolf Australia Group

Following our recent discussions, we are pleased to offer additional facilities and variations to some of the conditions on which the existing facilities are provided as follows:

Summary of facilities available:

A summary of facilities is as follows:
Facility	Facility Limit AUD
Overdraft Facility	1,000,000
Electronic Payaway Facility (1)	2,000,000
Electronic Payaway Facility (2)	1,000,000
Multi Option Facility (1)	1,920,000
- Lease Finance (Progressive Draw) Facility
- Hire Purchase (Progressive Draw) Facility
Indemnity/Guarantee Facility (1) – Financial Guarantees	724,000
Indemnity/Guarantee Facility (2) – Financial Guarantees	726,000
Interchangeable Facility (1) (Tranche A)	56,052,000
- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount Facility
Interchangeable Facility (2) (Tranche B)	10,413,000
- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount Facility
Documentary Credit/Documents Surrendered Facility (Local or Overseas)	870,000
Overdraft Facility (2)	8,000,000

Overdraft Facility (3) - Temporary	2,000,000
Standby Letter of Credit Facility (Tranche C)	NZD14,664,540
Variable Rate Commercial Bill Acceptance and Discount Facility (Additional)	5,500,000

Total Facility Limits:	AUD90,205,000 NZD14,664,540

Details of varied and/or additional facilities:

Details of the additional facilities are set out in the Facilities Schedule to this Variation Letter.

Security:

The existing security held by us is to remain in full force and will extend to cover the existing facilities and the additional or varied facilities in this Variation Letter being provided to you by us.

Securities for the facilities are set out in the Security Schedule to this Variation Letter.

Financial Requirements, Other Conditions and Conditions Precedent:

Details of any changes to your financial reporting requirements, financial covenants, other conditions and conditions precedent applicable to the facilities are set out in the Financial Requirements and Other Conditions Schedule to this Variation Letter.

Unless otherwise stated, the existing financial requirements and other conditions continue to remain in full force.

General Conditions and Specific Conditions and Amendments:

Details pertaining to General Conditions and Specific Conditions and any amendments are attached in the General Conditions and Specific Conditions Schedule to this Variation Letter.  Unless otherwise defined in this Variation Letter, definitions in, and incorporated by reference into, the General Conditions and Specific Conditions apply in this Variation Letter.

Annual review:

The facilities are subject to annual review. As at the date of this letter, we are in the process of completing such review and will inform you once it is complete.

If the Annual review is not carried out on or before the next review date, we may carry out the Annual review at any time after the next review date.

Conditions continue:

Until you accept this Variation Letter and have complied with all conditions precedent, or the facilities become repayable on demand by us, the arrangements for the facilities that we are currently making available to you, including the conditions on which those facilities are being made available, continue.

No other variations:

Except as indicated above, it is not proposed to vary any of the other conditions of your facilities.

Fees:

Please note: The following fees are additional to any facility related fees that are included in the Facilities Schedule or any related transaction fees of ours that are included in ANZ’s current edition Fees and Charges (or similarly named) brochure, a copy of which will be made available to you on your request.

Loan Approval Fee:

A Loan Approval Fee of $50,000 will be debited to your account on receipt of your acceptance of this Variation Letter.

Stamp Duty - Certificate of Value and Location of Assets:

To assess mortgage stamp duty payable in respect of the transaction would you please provide us with a certificate signed by each entity providing security which sets out the location of secured assets on a State or Territory basis (the form of the certificate required is attached).

Stamp duty and other State and Federal Government charges may be levied/payable on the facilities provided by us. State charges may apply in a single jurisdiction or multiple jurisdictions. You are liable for all such duties or charges and we may debit your account for those charges. If you do not have an account with us we will ask you to pay by cheque. We may, at our discretion, seek advice from external legal sources to advise on duties and charges payable. Any costs associated with obtaining this advice will be for your account.

Offer period:

Our offer is available for acceptance until the close of business on 20 January 2011, unless otherwise extended by us in writing.

If you do not accept this Variation Letter within the offer period, the arrangements for the facilities that we are currently making available to you, including the conditions on which those facilities are being made available, continue.

We may withdraw our offer at any time before you accept it if we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

Acceptance:

To accept this offer, please sign the duplicate copy where indicated and return it to me at this office.

Yours faithfully,

Chris Chase
Relationship Manager

FACILITIES SCHEDULE

FACILITIES SCHEDULE to the Variation Letter dated 22 December 2010.

The facilities detailed in this Schedule correspond with those denoted as varied or additional in the Facility Summary shown on page 1 of this Variation Letter. The details of all other facilities remain unchanged.

The facilities specified below are only available to the customer named before the facility details.

CUSTOMER:	Royal Wolf Australia Group

Variable Rate Commercial Bill Acceptance and Discount Facility
Facility limit:	$5,500,000 (representing the aggregate face value of the bills).
Termination date:	30 June 2011
Purpose:	To assist with short term working capital requirements for investment in hire fleet and used container stock.
Yield Rate:
For each drawing of bills, a rate quoted by us expressed as a yield percent per annum to maturity and, if necessary, will be rounded to the nearest two decimal places for the face value of the bills for the relevant tenor.

(a)
For tenors of 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Reference Rate – Average Bid which is the average bid rate for the relevant term displayed at or about 10.30am (Melbourne time) (“Specified Time”) on the Reuters Screen BBSY page (“Screen Rate”) on the day the quote is to be given by us (“Quotation Day”) and advertised in the Australian Financial Review the following business day, plus a margin of 0.00% per annum (“Margin”).

If for any reason the Screen Rate is not available at the Specified Time on the Quotation Day, then the Bank Bill Swap Reference Rate – Average Bid will be the rate determined by us to be the average of the buying rates quoted to us (each a Quotation) by:

	-	Australia and New Zealand Banking Group Limited
	-	Commonwealth Bank of Australia
	-	National Australia Bank Limited, and
	-	Westpac Banking Corporation,

(or their respective successors and assigns) (each a “Reference Bank”) at or about that time on that date. The buying rates must be for bills of exchange accepted by a leading Australian bank for bills having the same tenor as those bills to be discounted or rolled.

Market Disruption:
If the Bank Bill Swap Reference Rate – Average Bid is to be determined by reference to the Reference Banks and a Reference Bank does not supply a Quotation by the Specified Time on the Quotation Day, the applicable Bank Bill Swap Reference Rate – Average Bid will be determined on the basis of the Quotations of the remaining Reference Banks.

Should a Market Disruption Event occur then the yield rate will be the rate notified to you by us that we determine to be our cost of funding the relevant drawing (from whatever source or sources we reasonably select) for a period equal to the tenor of the bills being discounted plus the Margin.
We may provide you with a certificate confirming this rate signed by any manager of ours, which certificate shall be sufficient evidence of the rate certified unless the contrary is proved.
For the purposes of this facility, Market Disruption Event means:

(i)
At or about noon (Melbourne time) on the Quotation Day, the Screen Rate is not available and none or only one of the Reference Banks supplies a quotation to us to determine the Bank Bill Swap Reference Rate – Average Bid; or

	(ii)	Before close of business in Melbourne on the Quotation Day we determine that the cost to us of funding the drawing exceeds the Bank Bill Swap Reference Rate – Average Bid; or
(iii)
The rate calculated by reference to the Screen Rate or by reference to the Reference Banks in our opinion ceases to reflect our cost of funding the drawing to the same extent as at the date of this Letter of Offer,

Alternative basis of funding
If a Market Disruption Event occurs and we or you so require, we must together enter into negotiations (for a period of not more than thirty days) with a view to agreeing in writing a substitute basis for determining an alternative yield rate for the drawing.
Any alternative basis agreed pursuant to this clause shall bind the parties but, unless and until such agreement is reached, the applicable yield rate for the drawing will be the rate notified to you by us to be our cost of funding the drawing, plus the Margin. For the avoidance of doubt, should a refund of any amount be due from one party to the other as a result of such negotiations, such amount must be paid as soon as practicable and no party shall be entitled to claim or to receive any interest or other compensation on any amount so refunded.

(b)
For any tenor other than 90, 120, 150 or 180 days, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) which will be no less than our cost of funding the relevant drawing of bills for that period plus a margin.

In any case, an additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled. The margin to be applied will depend on the size of the bill parcel and tenor.
Full details of how the rate has been calculated will be set out in the quotation given by us.

Fees:	Line Fee: 3.15% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.
Handling Fee: A fee of $125.00 is payable when each bill is rolled.
Conditions Precedent
A Due Diligence Review is to be completed by an ANZ panel firm to review the working capital position and cash flow forecast assumptions to 30 June 2011, and the findings of the review are to be satisfactory to the bank.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Uncommitted Markets Facilities

We may, in our sole discretion and from time to time, enter into transactions with you under one or more of the following uncommitted facilities:

•	Foreign Exchange Dealing Facility

•	Interest Swap Rate Facility

•	Commodity Trading Facility

(collectively, the Uncommitted Markets Facilities)

The Uncommitted Markets Facilities are uncommitted and we have no obligation to enter into any transaction with you. The transactions under all or any of the Uncommitted Markets Facilities are subject to our absolute discretion. Further, we will only enter into transactions if we agree to the terms of the contract and after you execute all other documents required by us and satisfy all of our other requirements. Unless otherwise agreed in writing by you and us, all transactions entered into under any of the Uncommitted Markets Facilities will, as advised by us, be governed by either:

•
the Terms and Conditions For Trading in Foreign Exchange and Derivatives Transactions (December 2008) (FX Terms and Conditions) as amended, varied or substituted from time to time by us, whether you receive the FX Terms and Conditions before or after we agree to enter into a particular transaction and even if no reference is made to the FX Terms and Conditions in a confirmation of a transaction; or

•	a 2002 ISDA Master Agreement (ISDA) with such modifications and in a form acceptable to us.

The Securities set out in the Security Schedule to this Variation Letter (and in our Letter of Offer documentation and the subsequent Variation and Annual Review and Variation Letters that we have issued to you) also support all current and future transactions entered into under all or any of the Uncommitted Markets Facilities. For clarity, this includes all amounts payable by you under the transactions and, in situations where the transactions are closed out in accordance with the terms of the FX Terms and Conditions or the ISDA (as the case may be), any amount payable by you as a result of closing out the transactions.

By accepting and/or acknowledging this Variation Letter, you and any Guarantors acknowledge that the amount payable on closing out transactions is linked to the mark-to-market valuations of those transactions and fluctuates as a result of currency and interest rate movements and other factors. Other than as required under the Terms and Conditions or the ISDA (as the case may be), we are not obliged to notify you or anyone else of the mark-to-market exposure or any fluctuations or movement in the mark-to-market exposure.

SECURITY SCHEDULE

SECURITY SCHEDULE to Variation Letter dated 22 December 2010.

Existing Securities

•	Corporate Guarantee and Indemnity dated 14 September 2007 between:
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	RWA Holdings Pty Ltd ACN 106 913 964
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

•	Corporate Guarantee and Indemnity dated 1 May 2008 by Royalwolf NZ Acquisition Co. Limited Company Number 2115393 in favour of:
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	RWA Holdings Pty Ltd ACN 106 913 964
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050
	-	Royalwolf Trading New Zealand Limited Company Number 1062072

•	Corporate Guarantee and Indemnity dated 1 May 2008 by RWNZ Acquisition Co. Limited Company Number 1937693 and Royalwolf Trading New Zealand Limited Company Number 1062072
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	RWA Holdings Pty Ltd ACN 106 913 964
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050
	-	Royalwolf NZ Acquisition Co. Limited Company Number 2115393

•	First Registered Company Charges (Mortgage Debentures) over all the assets and undertaking of:
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 Charge Number 1117185, dated 20 May 2005
	-	RWA Holdings Pty Ltd ACN 106 913 964 Charge Number 1117184 dated 31 December 2004
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 Charge Number 1438843 dated 29 March 2007
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793 Charge Number 1514557 dated 14 September 2007
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790 Charge Number 1514546 dated 14 September 2007
	-	Royalwolf Trading New Zealand Ltd Company Number 1062072, dated 1 May 2008
	-	Royalwolf NZ Acquisition Co Ltd, Company Number 2115393, dated 1 May 2008
	-	RWNZ Acquisition Co. Limited Company Number 1937693, dated 1 May 2008
These are fixed and floating charge over all present and future assets, undertaking (including goodwill) and unpaid/uncalled capital of the companies.

•	First Registered Mortgage dated 1 May 2008 given by Royalwolf Trading New Zealand Ltd Company Number 1062072 over the property situated at 4 Ormiston Rd, East Tamaki, New Zealand.

•
Amendment and Restatement Deed dated 1 May 2008 amending and restating the original Intercreditor Deed dated 14 September 2007 between, among others, General Finance Corporation (U.S), GFN U.S. Australasia Holdings, Inc., Bison Capital Australia, LLC., Royal Wolf Australia Group and Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (the Bank).

FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE

FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE to Variation Letter dated 22 December 2010.

Financial reports:

All financial reporting requirements remain unchanged.

Financial covenants:

All financial covenant requirements remain unchanged.

Other conditions to be met:

•
(PPSA undertaking) If either you or a surety holds any security interests for the purposes of the PPSA (each, a “PPSA Obligor”) and if a failure by a PPSA Obligor would have a material adverse effect (as described in clause 14(1)(k) of the General Conditions), the relevant PPSA Obligor agrees to implement, maintain and comply in all material respects with, procedures for the perfection of those security interests.  These procedures must include procedures designed to ensure that the PPSA Obligor takes all steps under the PPSA to perfect continuously any such security interest including all steps necessary:

o
for the PPSA Obligor to obtain the highest ranking priority possible in respect of the security interest (such as perfecting a purchase money security interest or perfecting a security interest by control); and

o
to reduce as far as possible the risk of a third party acquiring an interest free of the security interest (such as including the serial number in a financing statement for personal property that may or must be described by a serial number).

If we ask, the PPSA Obligor agrees to arrange at your expense an audit of the above PPSA procedures.  We may ask a PPSA Obligor to do this if we reasonably suspect that the PPSA Obligor is not complying with this clause.

Everything that a PPSA Obligor is required to do under this clause is at your expense. You agree to pay or reimburse us for our costs in connection with anything the PPSA Obligor is required to do under this clause.

A breach of this clause will constitute a Review Event.

Direct debit arrangements for costs and interest:

You agree that we may debit to your account held with a financial institution nominated by you all costs and interest charges as agreed between you and us from time to time. You agree to execute any documents required by us to authorise us to debit these amounts to your nominated account. We will notify you of any amounts to be debited to your nominated account before those amounts are debited.

We are not obliged to debit any amount to the account nominated by you. If we do not debit your nominated account with an amount that you owe us, despite being authorised to do so, this does not constitute a waiver by us of your obligation to pay that amount to us.

You may owe us other amounts from time to time other than those that we are authorised under your direct debit arrangements with us to debit to your nominated account. It is your responsibility to ensure that these amounts are paid by suitable payment method by their due date for payment.

If you do not execute any documents required by us to authorise us to debit these amounts to your nominated account or you terminate your direct debit arrangement with us without our prior written consent, this will constitute a Review Event for the purposes of this agreement.

Conditions Precedent:

Our obligation to make any facilities available is subject to our being satisfied that you have complied with clause 8 of the General Conditions and the following relative to Authorised Representatives.

•	Authorised Representative Certificate

We must have received from you a properly completed and executed Authorised Representative Certificate and the identity of each Authorised Representative must be verified to our satisfaction in order to comply with the Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth). Each person so named as an Authorised Representative will be an authorised representative for the purposes of the transaction documents.

GENERAL CONDITIONS AND SPECIFIC CONDITIONS SCHEDULE

GENERAL CONDITIONS AND SPECIFIC CONDITIONS SCHEDULE to Variation Letter dated 22 December 2010.

General Conditions and Specific Conditions:

Our General Conditions (Fifth Edition 2009) apply to the facilities as well as any applicable Specific Conditions to the facilities. Both the General Conditions and any applicable Specific Conditions are enclosed with this Variation Letter, unless they have been previously provided by us.

General Conditions Fifth Edition 2009:

Accounts reconciliation:

In terms of clause 27(7) of the General Conditions and by mutual agreement between us, you must reconcile your records in respect of each account held with us within 30 days after you should have received the statement of account. All other conditions of this clause remain unchanged.

ACCEPTANCE AND CUSTOMER SURETY ACKNOWLEDGEMENT

To:           Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Acceptance of Variation Letter 22 December 2010.

We accept the additional facilities and variations detailed in this Variation Letter and acknowledge receipt of any applicable Specific Conditions.

We authorise you to provide information about the customer (including creditworthiness, history, standing or capacity) to:

•	an intending guarantor, to enable that person to consider whether or not to act as guarantor, or offer property as security, for a facility or facilities in the name of the customer.

•	a person who is a guarantor, or has provided property as security, for a facility or facilities in the name of the customer.

Select whichever applies:

□ By ticking this box, we each certify that there has been no change to the Customer’s Authorised Representatives since the date that the last completed certificate was provided to ANZ. Accordingly, we do not need to complete and provide the pro forma Authorised Representative Certificate attached to this Variation Letter as the previous certificate is complete and up to date.

OR

□ We each attach an updated completed and executed Authorised Representative Certificate.

Customer Surety Acknowledgmentto Variation Letter dated22 December 2010.

To the extent that I have given, or will give, any securities, I acknowledge and agree that the securities given, or to be given, by me secure all my present and future obligations to ANZ, including obligations in respect of the facilities, subject to the limit (if any) set out in any such security.

By providing this Surety Acknowledgment to the facilities, I acknowledge that the provisions contained at clause 26 “Privacy” of the General Conditions apply to me.

Dated.....23 December 2010...................................................

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

Robert Allan
……/s/Robert Allan…………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
……/s/ Greg Baker…………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

Robert Allan
……/s/ Robert Allan…………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
……/s/ Greg Baker…………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

Robert Allan
……/s/ Robert Allan…………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
……/s/ Greg Baker…………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

Robert Allan
……/s/ Robert Allan…………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
……/s/ Greg Baker…………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

Robert Allan
……/s/ Robert Allan…………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
……/s/ Greg Baker…………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

CORPORATE SURETY ACKNOWLEDGMENT

 To:           Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Corporate Surety Acknowledgment to Variation Letter dated 22 December 2010.

Each of the following sureties acknowledges and agrees that the securities given, or to be given, by us secure all present and future obligations of the customer(s) to ANZ, including obligations in respect of the facilities, subject to the limit (if any) set out in any such security.

By providing this Surety Acknowledgment to the facilities, each surety acknowledges that the provisions contained at clause 26 “Privacy” of the General Conditions apply to them.

Dated......23 December 2010..................................................

SIGNED for and on behalf of Royalwolf NZ Acquisition Co Ltd Company Number 2115393 by:

Robert Allan
………/s/ Robert Allan………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
………/s/ Greg Baker………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royalwolf Trading New Zealand Ltd Company Number 1062072 by:

Robert Allan
………/s/ Robert Allan………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
………/s/ Greg Baker………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

CERTIFICATE OF VALUE AND LOCATION OF ASSETS

Group Name:	Royal Wolf Australia Group

	NSW	VIC	QLD	WA	SA	TAS	ACT	NT	Overseas	Total

Customer Representative to complete values (include all assets e.g. debtors, plant, land, inventory, goodwill and loans – excluding intercompany loans to other companies on this list who have given mortgage debentures)

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417	$	$	$	$	$	$	$	$	$	$
RWA Holdings Pty Ltd ACN 106 913 964	$	$	$	$	$	$	$	$	$	$
GFN Australasia Holdings Pty Ltd ACN 121 226 793	$	$	$	$	$	$	$	$	$	$
GFN Australasia Finance Pty Ltd ACN 121 227 790	$	$	$	$	$	$	$	$	$	$
Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050	$	$	$	$	$	$	$	$	$	$
Royalwolf NZ Acquisition Co Ltd	$	$	$	$	$	$	$	$	$	$
Royalwolf Trading New Zealand Ltd	$	$	$	$	$	$	$	$	$	$
RWNZ Acquisition Co. Limited	$	$	$	$	$	$	$	$	$	$
	$	$	$	$	$	$	$	$	$	$
Customer Representative to complete values (e.g. the value of the land or the value of the shares)
	$	$	$	$	$	$	$	$	$	$
Totals	$	$	$	$	$	$	$	$	$	$

Customer Representative Signature                                                                                    ....../s/ Greg Baker..........................................................

Customer Representative Name                                                                                            Greg Baker................................................

Position of Customer Representative                                                                                     ................................................................
(Director/Financial Controller etc)

Date.....23 December 2010...............................................

AUTHORISED REPRESENTATIVE CERTIFICATE

 GFN Australasia Holdings Pty Ltd ACN 121 226 793 (the “Customer”)

To:           Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Chris Chase

We refer to the letter dated 22 December 2010 and accompanying applicable Specific Conditions that constitute the agreement (the "Agreement") between ANZ and the Customer.

Terms used in this certificate that are defined in the Agreement have, unless the context otherwise requires, the same meanings as in the Agreement.

We are a director and a company secretary of the Customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1.	A list of the Customer’s Authorised Representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

For the sake of clarity and avoidance of doubt, an Authorised Representative may give ANZ notices and instructions under this agreement or any other transaction document.  However, ANZ will not accept execution of letters of offer, annual review and variation letters or variation letters by Authorised Representatives.

SCHEDULE

List of Authorised Representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth

Robert Allan	CEO	/s/ Robert Allan	6/2/1956
......................................	....................................	............................	....................

Greg Baker	EGM Finance	/s/ Greg Baker	10/10/1955
......................................	....................................	............................	....................

Rakesh Chand	Financial Controller	/s/ Rakesh Chand	18/6/1977
......................................	....................................	............................	....................

......................................	....................................	............................	....................

......................................	....................................	............................	....................

Tick as appropriate: x One authorised representative may sign on behalf of the Customer □ Two authorised representatives must sign on behalf of the Customer

Dated.......23 December 2010.................................................

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

Robert Allan
……/s/ Robert Allan…………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
……/s/ Greg Baker…………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

AUTHORISED REPRESENTATIVE CERTIFICATE

GFN Australasia Finance Pty Ltd ACN 121 227 790 (the “Customer”)

To:           Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Chris Chase

We refer to the letter dated 22December 2010 and accompanying applicable Specific Conditions that constitute the agreement (the "Agreement") between ANZ and the Customer.

Terms used in this certificate that are defined in the Agreement have, unless the context otherwise requires, the same meanings as in the Agreement.

We are a director and a company secretary of the Customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1.	A list of the Customer’s Authorised Representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

For the sake of clarity and avoidance of doubt, an Authorised Representative may give ANZ notices and instructions under this agreement or any other transaction document.  However, ANZ will not accept execution of letters of offer, annual review and variation letters or variation letters by Authorised Representatives.

SCHEDULE

List of Authorised Representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth

Robert Allan	CEO	/s/ Robert Allan	6/2/1956
......................................	....................................	............................	....................

Greg Baker	EGM Finance	/s/ Greg Baker	10/10/1955
......................................	....................................	............................	....................

Rakesh Chand	Financial Controller	/s/ Rakesh Chand	18/6/1977
......................................	....................................	............................	....................

......................................	....................................	............................	....................

......................................	....................................	............................	....................

Tick as appropriate: x One authorised representative may sign on behalf of the Customer □ Two authorised representatives must sign on behalf of the Customer

Dated......23 December 2010 ..................................................

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

Robert Allan
…/s/ Robert Allan……………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
…/s/ Greg Baker……………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

AUTHORISED REPRESENTATIVE CERTIFICATE

RWA Holdings Pty Ltd ACN 106 913 964 (the “Customer”)

To:           Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Chris Chase

We refer to the letter dated 22 December 2010 and accompanying applicable Specific Conditions that constitute the agreement (the "Agreement") between ANZ and the Customer.

Terms used in this certificate that are defined in the Agreement have, unless the context otherwise requires, the same meanings as in the Agreement.

We are a director and a company secretary of the Customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1.	A list of the Customer’s Authorised Representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

For the sake of clarity and avoidance of doubt, an Authorised Representative may give ANZ notices and instructions under this agreement or any other transaction document.  However, ANZ will not accept execution of letters of offer, annual review and variation letters or variation letters by Authorised Representatives.

SCHEDULE

List of Authorised Representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth

Robert Allan	CEO	/s/ Robert Allan	6/2/1956
......................................	....................................	............................	....................

Greg Baker	EGM Finance	/s/ Greg Baker	10/10/1955
......................................	....................................	............................	....................

Rakesh Chand	Financial Controller	/s/ Rakesh Chand	18/6/1977
......................................	....................................	............................	....................

......................................	....................................	............................	....................

......................................	....................................	............................	....................

Tick as appropriate: x One authorised representative may sign on behalf of the Customer □ Two authorised representatives must sign on behalf of the Customer

Dated.....23 December 2010...................................................

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

Robert Allan
……/s/ Robert Allan…………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
……/s/ Greg Baker…………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

AUTHORISED REPRESENTATIVE CERTIFICATE

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 (the “Customer”)

To:           Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Chris Chase

We refer to the letter dated 22 December 2010 and accompanying applicable Specific Conditions that constitute the agreement (the "Agreement") between ANZ and the Customer.

Terms used in this certificate that are defined in the Agreement have, unless the context otherwise requires, the same meanings as in the Agreement.

We are a director and a company secretary of the Customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1.	A list of the Customer’s Authorised Representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

For the sake of clarity and avoidance of doubt, an Authorised Representative may give ANZ notices and instructions under this agreement or any other transaction document.  However, ANZ will not accept execution of letters of offer, annual review and variation letters or variation letters by Authorised Representatives.

SCHEDULE

List of Authorised Representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth

Robert Allan	CEO	/s/ Robert Allan	6/2/1956
......................................	....................................	............................	....................

Greg Baker	EGM Finance	/s/ Greg Baker	10/10/1955
......................................	....................................	............................	....................

Rakesh Chand	Financial Controller	/s/ Rakesh Chand	18/6/1977
......................................	....................................	............................	....................

......................................	....................................	............................	....................

......................................	....................................	............................	....................

Tick as appropriate: x One authorised representative may sign on behalf of the Customer □ Two authorised representatives must sign on behalf of the Customer

Dated......23 December 2010..................................................

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

Robert Allan
……/s/ Robert Allan…………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
……/s/ Greg Baker…………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

AUTHORISED REPRESENTATIVE CERTIFICATE

Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 (the “Customer”)

To:           Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Chris Chase

We refer to the letter dated 22 December 2010 and accompanying applicable Specific Conditions that constitute the agreement (the "Agreement") between ANZ and the Customer.

Terms used in this certificate that are defined in the Agreement have, unless the context otherwise requires, the same meanings as in the Agreement.

We are a director and a company secretary of the Customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1.	A list of the Customer’s Authorised Representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

For the sake of clarity and avoidance of doubt, an Authorised Representative may give ANZ notices and instructions under this agreement or any other transaction document.  However, ANZ will not accept execution of letters of offer, annual review and variation letters or variation letters by Authorised Representatives.

SCHEDULE

List of Authorised Representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth

Robert Allan	CEO	/s/ Robert Allan	6/2/1956
......................................	....................................	............................	....................

Greg Baker	EGM Finance	/s/ Greg Baker	10/10/1955
......................................	....................................	............................	....................

Rakesh Chand	Financial Controller	/s/ Rakesh Chand	18/6/1977
......................................	....................................	............................	....................

......................................	....................................	............................	....................

......................................	....................................	............................	....................

Tick as appropriate: x One authorised representative may sign on behalf of the Customer □ Two authorised representatives must sign on behalf of the Customer

Dated.......23 December 2010.................................................

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

Robert Allan
…/s/ Robert Allan……………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

Greg Baker
…/s/ Greg Baker……………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary